Exhibit 10.1

FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT dated as of May 4, 2017 (this “Amendment”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of January 6, 2017 (the “Credit Agreement”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as L/C Issuer, and CITIBANK, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

WHEREAS, the Loan Parties have requested that the Lenders amend and waive certain provisions of the Credit Agreement; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments and waivers, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.            Limited Waivers. On and as of the Effective Date (as defined below):

 (a)        Annual Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto hereby waive (with retroactive effect to March 31, 2017) any Default or Event of Default that has arisen or that may arise under the Credit Agreement or any other Loan Document from the failure to deliver, by March 31, 2017, the Company’s audited annual financials for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Annual Financial Statement Deliverables”). The waiver in this Section 1(a) shall remain in effect at all times from and after March 31, 2017, so long as (i) on or prior to June 30, 2017, the Company has issued an earnings release for the Fiscal Quarter ended December 31, 2016 (the “Earnings Release”); which Earnings Release shall be deemed issued for purposes of this clause (i) on the date the Company (x) issues a customary press release to the public containing the Earnings Release or (y) furnishes or files the Earnings Release for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K, and (ii) the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than July 31, 2017, and failure to so issue or furnish or file the Earnings Release on or prior to June 30, 2017, or deliver all or any of the Annual Financial Statement Deliverables on or prior to July 31, 2017, shall constitute an immediate Event of Default.

 (b)        Quarterly Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto waive any Default or Event of Default that may arise under the Credit Agreement or any other Loan Document from any failure to deliver, within 45 days after March 31, 2017, the Company’s financial statements for the fiscal quarter ended March 31, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Quarterly Financial Statement Deliverables”). The waiver in this Section 1(b) shall remain in effect at all times from and after the Effective Date so long as (i) the Earnings Release is issued by the Company in accordance with Section 1(a)(i) above on or prior to June 30, 2017, and (ii) the Quarterly Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than July 31, 2017, and failure to so issue or furnish or file the Earnings Release on or prior to June 30, 2017, or deliver all or any of the Quarterly Financial Statement Deliverables on or prior to July 31, 2017, shall constitute an immediate Event of Default.

 (c)        Budget. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default that may arise from under the Credit Agreement or any other Loan Document from any failure to deliver, within 120 days after December 31, 2016, the Projections required by Section 6.01(c) of the Credit Agreement for the fiscal year ending December 31, 2017 (the “2017 Projections”). The waiver in this Section 1(c) shall remain in effect so long as the 2017 Projections are delivered in accordance with the Credit Agreement by no later than May 31, 2017, and failure to so deliver the 2017 Projections by May 31, 2017 shall constitute an immediate Event of Default.

2.            Amendments to Credit Agreement. On and as of the Effective Date:

 (a)        The definition of “Applicable Premium” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Premium” means, with respect to any Initial Term Loan on any date of prepayment or repayment thereof, an amount equal to the present value at such prepayment or repayment date of the premium that would be payable with respect to the Initial Term Loans being repaid on the day after the second anniversary of the Amendment No. 1 Effective Date plus all cash interest that would be due and payable on the Initial Term Loans being repaid on such date from such date to the second anniversary of the Amendment No. 1 Effective Date at the Applicable Rate then in effect, computed using a discount rate equal to the Treasury Rate plus 50 basis points.”

(b)        The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Rate” means a percentage per annum equal to:

(a)        with respect to Initial Term Loans, (i) prior to the Amendment No. 1 Effective Date, (x) for Eurocurrency Rate Loans, 6.00% and (y) for Base Rate Loans, 5.00% and (ii) on and after the Amendment No. 1 Effective Date, (x) for Eurocurrency Rate Loans, 7.00% and (y) for Base Rate Loans, 6.00%; and

(b)        with respect to Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans (which are to be maintained solely as

Base Rate Loans), and Letter of Credit fees, (i) prior to the Amendment No. 1 Effective Date, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 6.00%, (B) for Base Rate Loans, 5.00% and (C) for unused commitment fees, 0.50% and (ii) on and after the Amendment No. 1 Effective Date, (x) until delivery of financial statements for the first full fiscal quarter ending after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.00%, (B) for Base Rate Loans, 6.00% and (C) for unused commitment fees, 0.50% and (y) thereafter, the percentages per annum set forth below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate, EURIBOR and Letter of Credit Fees	Base Rate	Commitment Fee Rate

1	> 2.25 : 1.00	7.00%	6.00%	0.500%
2	≤ 2.25 : 1.00	6.75%	5.75%	0.375%
	> 2.00 : 1.00
3	≤ 2.00 : 1.00	6.50%	5.50%	0.375%

(c)        Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent (at the direction of the Required Revolving Credit Lenders) or the Required Revolving Credit Lenders (following written notice to the Borrower), the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

Notwithstanding the foregoing, (v) the Applicable Rate in respect of any Class of Extended Revolving Credit Commitments or any Extended Term Loans or Revolving Credit Loans or Swing Line Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (w) the Applicable Rate in respect of any Class of Incremental Revolving Credit Commitments, any Class of Incremental Term Loans or any Class of Incremental Revolving Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (x) the Applicable Rate in respect of any Class of Replacement Term Loans shall be the applicable percentages per annum set forth in the relevant agreement relating thereto, (y) the Applicable Rate in respect of any Class of Refinancing Revolving Credit Commitments, any Class of Refinancing Revolving Credit Loans or any Class of Refinancing Term Loans shall be the applicable percentages per annum set forth in the relevant agreement relating thereto and (z) in the case of the Initial Term Loans, the Applicable Rate shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.14(e).”

(c)        Clause (a) of the definition of “Cumulative Credit” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)        on and after the Amendment No. 1 Trigger Date only, $25,000,000, plus”

(d)        The following definitions of “Amendment No. 1”, “Amendment No. 1 Effective Date” and “Amendment No. 1 Trigger Date” are hereby added immediately following the definition of “Agreement” set forth in Section 1.01 of the Credit Agreement:

““Amendment No. 1” shall mean that First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017, among the Company, the Guarantors identified on the signature pages thereto, the Lenders party thereto, and the Administrative Agent.”

““Amendment No. 1 Effective Date” shall mean the Effective Date, as defined in Amendment No. 1.”

““Amendment No. 1 Trigger Date” shall mean the first date on which the Company has delivered to the Administrative Agent a Compliance Certificate pursuant to Section 6.02(a) demonstrating that the Consolidated Total Net Leverage Ratio is less than or equal to 3.50:1.00.”

(e)        Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)        Term Loans.    The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter after the Closing Date (each such date, a “Payment Date”), an aggregate principal amount equal to (i) for each of the first eight Payment Dates occurring after the Amendment No. 1 Effective Date, 0.625% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date and (ii) for each Payment Date occurring after the period described in the foregoing clause (i), 1.25% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date, in each case, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or Section 10.07 to the extent such Indebtedness is cancelled and (B) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; provided that the amount of any such payment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans to contemplate (A) the reduction in the aggregate principal amount of any Initial Term Loans that were converted in connection with the incurrence of such Extended Term Loans, and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Incremental Amendment involving a Term Loan Increase.”

(f)        Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)        Prepayment Premium. In connection with any prepayment of Initial Term Loans pursuant to Section 2.05(a) or Section 2.05(b)(iii) that is consummated in respect of all or any portion of the Initial Term Loans (w) prior to the second anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to each Term Lender a fee equal to the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment plus the Applicable Premium, (x) on or after the second anniversary of the Amendment No. 1 Effective Date but prior to the third anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to each Term Lender a fee equal to 2.0% of the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment, (y) on or after the third anniversary of the Amendment No. 1 Effective Date but prior to the fourth anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to each Term Lender a fee equal to 1.0% of the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment and (z) on or after the fourth anniversary of the Amendment No. 1 Effective Date there shall be no additional fee.”

(g)        Section 2.14(d)(iv) of the Credit Agreement is hereby amended by replacing “$50,000,000” therein with “[Reserved]”.

(h)        Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (c) thereof, (B) replacing the “.” appearing at the end of clause (d) thereof with “; and” and (C) inserting the following clause (e) immediately thereafter:

“(e) Furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K (i) estimated adjusted EBITDA of the Company and its Subsidiaries for the fiscal quarter ending December 31, 2016 with a range of no greater than $5,000,000 and (ii) the current cash balance of the Company and its Subsidiaries, the current cash balance of the Company’s Foreign Subsidiaries and the current outstanding balance under the Revolving Credit Facility (such estimated adjusted EBITDA, current cash balances and current outstanding balance, the “Financial Information”), in each case no later than May 31, 2017. Notwithstanding Section 8.01(c), the failure to so furnish or file all or any of the Financial Information on or prior to May 31, 2017, shall constitute an immediate Event of Default.”

(i)        Section 7.01(bb) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(bb)    Liens with respect to property or assets of the Borrower or any of its Restricted Subsidiaries securing obligations in an aggregate principal amount outstanding at any time not to exceed (i) prior to the Amendment No. 1 Trigger Date, the greater of $12,500,000 and 10% of LTM EBITDA and (ii) on and after the Amendment No. 1 Trigger Date, the greater of $25,000,000 and 20% of LTM EBITDA, in each case determined as of the date of incurrence;”

(j)        Section 7.02.

(i)        Section 7.02(c). Section 7.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           “(c)     Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party, (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party and (iii) by any Loan Party in any Restricted Subsidiary that is not a Loan Party; provided that (A) no such Investments made pursuant to clause (iii) in the form of intercompany loans shall be evidenced by a promissory note unless any such promissory note constituting a negotiable instrument is pledged to the Administrative Agent in accordance with the terms of the Security Agreement, (B) any Investments in the form of intercompany loans constituting Indebtedness of any Loan Party owed to any Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations on terms consistent with the subordination provisions set forth in Section 5.02 of the Security Agreement and (C) the aggregate amount of Investments made pursuant to clause (iii) (excluding any Investments received in respect of, or consisting of, the transfer or contribution of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary that is a Restricted Subsidiary) shall not exceed the sum of (x) (I) prior to the Amendment No. 1 Trigger Date, the greater of $15,000,000 and 15% of LTM EBITDA (valued at the time of the making thereof) and (II) on and after the Amendment No. 1 Trigger Date, the greater of $37,500,000 and 30% of LTM EBITDA (valued at the time of the making thereof), and (y) the Cumulative Credit at such time; provided that, if such Investment is made pursuant to this clause (y) (other than (i) any Investment made using the portion of the Cumulative Credit described in clause (a) of the definition thereof, in which case no Event of Default pursuant to Section 8.01(a) or (f) shall have occurred and be continuing, or (ii) any Investment made using the portion of the Cumulative Credit described in clause (c)(i) of the definition thereof), no Event of Default shall have occurred and be continuing;”

(ii)        Section 7.02(i).    Section 7.02(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)        any acquisition of all or substantially all the assets of a Person or any Equity Interests in a Person (including in any joint venture) that becomes a Restricted Subsidiary or division or line of business of a Person (or any subsequent Investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions; provided that no Event of Default under Sections 8.01(a) or (f) shall have occurred and be continuing on the date that the Borrower or the applicable Restricted Subsidiary enters into a binding agreement with respect to such acquisition and, immediately after giving effect to such acquisition, (i) any acquired or newly formed Restricted Subsidiary shall not be liable for any Indebtedness except for Indebtedness otherwise permitted by Section 7.03; (ii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired Material Domestic Subsidiary (other than an Excluded Subsidiary) shall become a Guarantor, in each case, in accordance with Section 6.11; and (iii) the aggregate amount of cash consideration paid by Loan Parties pursuant to this Section 7.02(i) in assets (other than Equity Interests) that are not (or do not become at the time of such acquisition) directly owned by a Loan Party or that are not pledged under the Collateral Documents or in Equity Interests of Persons that do not become Loan Parties shall not exceed the sum of (A) (I) prior to the Amendment No. 1 Trigger Date, the greater of $25,000,000 and 20% of LTM EBITDA (valued at the time of the making of such acquisition) and (II) on and after the Amendment No. 1 Trigger Date, the greater of $50,000,000 and 40.0% of LTM EBITDA (valued at the time of the making of such acquisition) plus (B) the Cumulative Credit at such time (any such acquisition, a “Permitted Acquisition”); provided that, if such Investment is made pursuant to this clause (B) (other than (i) any Investment made using the portion of the Cumulative Credit described in clause (a) of the definition thereof, in which case no

Event of Default pursuant to Section 8.01(a) or (f) shall have occurred and be continuing, or (ii) any Investment made using the portion of the Cumulative Credit described in clause (c)(i) of the definition thereof), no Event of Default shall have occurred and be continuing;”

(iii)           Section 7.02(n).  Section 7.02(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

 “(n)      Investments (including Permitted Acquisitions) in an aggregate amount pursuant to this Section 7.02(n) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed (x) (A) prior to the Amendment No. 1 Trigger Date, the greater of $10,000,000 and 10% of LTM EBITDA and (B) on and after the Amendment No. 1 Trigger Date, the greater of $37,500,000 and 30% of LTM EBITDA plus (y) the Cumulative Credit at such time; provided that if such Investment is made pursuant to this clause (y) (other than (i) any Investment made using the portion of the Cumulative Credit described in clause (a) of the definition thereof, in which case no Event of Default pursuant to Section 8.01(a) or (f) shall have occurred and be continuing, or (ii) any Investment made using the portion of the Cumulative Credit described in clause (c)(i) of the definition thereof), no Event of Default shall have occurred and be continuing;”

(iv)           Section 7.02(o). Section 7.02(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

 “(o)      on and after the Amendment No. 1 Trigger Date only, Investments made in respect of joint ventures or other similar agreements or partnership not to exceed the greater of $37,500,000 and 30% of LTM EBITDA (valued at the time of the making thereof);”

(k)         Section 7.03.

(i)              Section 7.03(g).

  (A)      Clause (x) of Section 7.03(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(x) on and after the Amendment No. 1 Trigger Date only, the greater of $25,000,000 and 20% of LTM EBITDA, in each case determined at the time of incurrence thereof, plus”

  (B)        The second proviso of Section 7.03(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided that in the case of clause (y), any such Indebtedness assumed or incurred by a Restricted Subsidiary that is not a Loan Party (together with any Indebtedness assumed or incurred by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(s)) does not exceed in the aggregate, (i) prior to the Amendment No. 1 Trigger Date, $0 and (ii) on and after the Amendment No. 1 Trigger Date, the greater of $18,750,000 and 15% of LTM EBITDA, in each case determined at the time of assumption or incurrence;”

(ii)           Section 7.03(m).     Section 7.03(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m)    Indebtedness in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof, would not exceed (i) prior to the Amendment No. 1 Trigger Date, the greater of $10,000,000 and 10% of LTM EBITDA and (ii) on and after the Amendment No. 1 Trigger Date, the greater of $37,500,000 and 30% of LTM EBITDA, in each case determined at the time of incurrence;”

(iii)          Section 7.03(u). Section 7.03(u) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(u)    Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this Section 7.03(u) and then outstanding for all such Persons taken together, does not exceed in the aggregate (i) prior to the Amendment No. 1 Trigger Date, $5,000,000 and (ii) on and after the Amendment No. 1 Trigger Date, the greater of $25,000,000 and 20% of LTM EBITDA, in each case determined at the time of incurrence;”

(iv)          Section 7.03(v).     Section 7.03(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v)    on and after the Amendment No. 1 Trigger Date only, Indebtedness of the Borrower and its Restricted Subsidiaries in respect of seller financing in an aggregate amount not to exceed $10,000,000 determined at the time of incurrence and any Permitted Refinancing thereof;”

(v)           Section 7.03(y).     Section 7.03(y) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(y)     (i) Indebtedness (in the form of one or more series of notes or loans which may be unsecured, secured on a junior lien basis with the Facilities or secured on a pari passu basis with the Facilities incurred by the Borrower to the extent that the Borrower shall have been permitted to incur such Indebtedness pursuant to and such Indebtedness shall be deemed to be incurred in reliance on Section 2.14(d)(iv); provided that (A) such Indebtedness shall not mature earlier than the Maturity Date applicable to the Initial Term Loans, (B) as of the date of the incurrence of such Indebtedness, the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than that of the Initial Term Loans, (C) no Restricted Subsidiary is a borrower or guarantor with respect to such Indebtedness unless such Restricted Subsidiary is a Subsidiary Guarantor which shall have previously or substantially concurrently Guaranteed the Obligations, (D) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms) reflect market terms on the date of issuance (as determined by the Borrower) (such Indebtedness incurred pursuant to this clause (y) being referred to as “Incremental Equivalent Debt”) and (E) any such Incremental Equivalent Debt that is pari passu in right of payment and with respect to security with the Initial Term Loans shall be treated as an Incremental Term Loan that is pari passu in right of payment and with respect to security with the Initial Term Loans for purposes of Section 2.14(e)(iii) and comply with the requirements thereof and (ii) any Permitted Refinancing thereof;”

(vi)          Section 7.03(aa). Section 7.03(aa) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(aa)     on and after the Amendment No. 1 Trigger Date only, obligations in respect of Disqualified Equity Interests in an amount not to exceed $2,500,000 at any time outstanding;”

(l)          Section 7.06.

(i)            Section 7.06(g). Section 7.06(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g)      so long as no Event of Default has occurred and is continuing or would result therefrom (other than (i) in the case of any Restricted Payment made using the portion of the Cumulative Credit described in clause (a) of the definition thereof, in which case no Event of Default pursuant to Section 8.01(a) or (f) shall have occurred and be continuing or would result therefrom, or (ii) in the case of any Restricted Payment made using the portion of the Cumulative Credit described in clause (c)(i) of the definition thereof), the Borrower may make Restricted Payments in an aggregate amount not to exceed (x) (A) prior to the Amendment No. 1 Trigger Date, $2,500,000, and (B) on and after the Amendment No. 1 Trigger Date, $25,000,000 plus (y) the Cumulative Credit at such time; provided that with respect to any Restricted Payment made pursuant to clause (y) above, solely to the extent such payments are made in reliance on clause (b) of the definition of “Cumulative Credit”, the Consolidated Total Net Leverage Ratio (calculated on a Pro Forma Basis in accordance with Section 1.09) is less than or equal to 4.00:1.00;”

(ii)           Section 7.06(j). Section 7.06(j)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) on and after the Amendment No. 1 Trigger Date only, additional Restricted Payments in an aggregate amount per annum not to exceed $10,750,000;”

(m)        Section 7.11 of the Credit Agreement is hereby amended by replacing “4.25:1.00” therein with “4.50:1.00”.

(n)         Section 7.13(a)(vi) of the Credit Agreement is hereby amended by replacing “the greater of $10,000,000 and 8.0% LTM EBITDA” therein with “(A) prior to the Amendment No. 1 Trigger Date, $0 and (B) on and after the Amendment No. 1 Trigger Date, the greater of $10,000,000 and 8.0% LTM EBITDA”

(o)         Section 10.07(b)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(A)        except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class or an assignment to any Lender or its Affiliates or Approved Funds, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of Revolving Credit Loans and Revolving Credit Commitments), or $1,000,000 (in the case of a Term Loan), unless each of the Borrower and the Administrative Agent otherwise consents; provided that concurrent assignments from any Lender and its Affiliates or Approved Funds to a single Assignee (or to an Assignee and its Affiliates or Approved Funds) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;”

(p)        Schedule 1.01(A).    Schedule 1.01(A) to the Credit Agreement is hereby replaced in its entirety as set forth in Annex A attached hereto.

3.           Consent Fees.  The Company agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Lender who consented to this Amendment by executing and delivering to the Administrative Agent a signature page hereto by 8:00 p.m., New York City time, on May 4, 2017 (each such Lender, a “Consenting Lender” and, collectively, the “Consenting Lenders”), a consent fee equal to 100 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Consenting Lender as of the Effective Date (collectively, the “Consent Fees”); it being understood that (x) all Consent Fees payable to Consenting Lenders shall be payable in full only if consents from the Required Lenders are received and on the Effective Date and (y) the Company in its sole discretion may pay Consent Fees for the account of Lenders who consent to this Amendment after the above specified deadline. Failure to so pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, the Consent Fees on or prior to 5:00 p.m., New York City time, on May 5, 2017 shall constitute an immediate Event of Default.

4.           Effectiveness; Conditions Precedent.  This Amendment shall be effective, as of the date first above written, on the first date (the “Effective Date”) on which each of the following conditions is satisfied:

(a)        The Administrative Agent shall have received from the Company, the Guarantors, and Lenders constituting at least the Required Lenders either a counterpart of this Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Amendment.

(b)        The representations and warranties set forth in Section 6 of this Amendment shall be true and correct as of the date hereof.

(c)        The Company shall have furnished or filed for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K the cash balance of the Company and its Subsidiaries, the cash balance of the Company’s Foreign Subsidiaries and the outstanding balance under the Revolving Credit Facility, in each case as of December 31, 2016, as of March 31, 2017 and as of April 26, 2017; provided that the Administrative Agent and each Lender party hereto agrees that this condition was satisfied by the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on May 2, 2017.

5.           Reaffirmation.

(a)        Validity of Obligations.  The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Amendment, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b)        Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c)        Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

6.           Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)        Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Amendment. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)        Accuracy of Representations and Warranties. Immediately after giving effect to this Amendment on the Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)        No Default or Event of Default. As of the Effective Date, immediately after giving effect to this Amendment, no Default or Event of Default exists.

7.         Expenses.    The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

8.         Further Assurances.   The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

9.         Counterparts.  This Amendment is a Loan Document. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax, email or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

10.       GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

11.       Effect of this Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

12.       Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.       Consent to Jurisdiction; Waiver of Jury Trial.   The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Executive Vice President, Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

ROW 44, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

N44HQ, LLC
By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

CITIBANK, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:	/s/ Michael V. Moore
Name: Michael V. Moore
Title: Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Steve Mehos
Name: Steve Mehos
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Bank of America, N.A., as Lender

By:	/s/ Ryan Pennetti
Name: Ryan Pennetti
Title: Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Citizens Bank, National Association, as Lender

By:	/s/ Ravi Pillay
Name: Ravi Pillay
Title: Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 15, LIMITED, as Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 16, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 17, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 18, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 19, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO 20, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO XIII, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AMMC CLO XIV, LIMITED, as Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

JMP CREDIT ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
	Name:	Shawn S. O’Leary
	Title:	Director

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VC4 Debt Investments (U.S.), L.L.C, as Lender

By:	/s/ James Murray
Name: James Murray
Title: AUTHORIZED PERSON

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

SDPFlagshipMasterFund, LP, as Lender

By:	/s/ Qazi M. Alam
Name: Qazi M. Alam
Title: CEO/CIO

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

NPB Manager Fund SPC, as Lender on behalf of and for the account of Segregated Portfolio 102

By:	/s/ Qazi M. Alam
	Name:	Qazi M. Alam
Title: CEO/CIO of Subadvisor

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

NPB Manager Fund, SPC, as Lender on behalf of and for the account of Segregated Portfolio 103

By:	/s/ Qazi M. Alam
	Name:	Qazi M. Alam
Title: CEO/ CIO of Subadvisor

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XII CLO, Limited, as Lender
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XIII CLO, Limited, as Lender BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XIV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XVI CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XVII CLO Limited, as Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XVIII CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XIX CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

VENTURE XX CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XXI CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XXII CLO Limited, as Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XXIII CLO, Limited, as Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XXIV CLO, Limited, as Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Venture XXVI CLO, Limited, as Lender
By: its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

CBAM Funding 2016-1 LLC, as Lender

By:	/s/ John H. Garrett
Name: John H. Garrett
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of MATIGNON LOANS IARD FUND, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of Matignon Loans Fund, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of AXA Germany Leveraged Loans Fund, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of Columbus Diversified Leveraged Loans Fund, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of Columbus Global Debt Fund, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of AXA UK Leveraged Loans Fund, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Inc, for and on behalf of ALLEGRO CLO IV Ltd, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Inc, for and on behalf of ALLEGRO CLO III, Ltd, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Inc, for and on behalf of ALLEGRO CLO II, Ltd, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AXA IM Inc, for and on behalf of ALLEGRO CLO I, Ltd, as Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

SIC JV SPV FUNDING I LLC a Delaware limited liability company

By: SIERRA SENIOR LOAN STRATEGY JV I LLC,
a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Authorized Person

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MCC JV SPV FUNDING I LLC
a Delaware limited liability company

By: MCC SENIOR LOAN STRATEGY JV I LLC,
a Delaware limited liability company its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Authorized Person

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MEDLEY CREDIT STRATEGIES (KOC) LLC
a Delaware limited liability company

By:	Medley SMA Advisors LLC,
a Delaware limited liability company its manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Echelon Investment Partners Master LP, as Lender

By:	/s/ Igor Volshteyn
Name: Igor Volshteyn
Title: Managing Member of GP

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

BNPP IP CLO 2014-1, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

(Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement)

BNPP IP CLO 2014-II, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Bower 1 LLC, as Lender
By:	Citibank, N.A.,

By:	/s/ Mitesh Bhakta
Name: Mitesh Bhakta
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

The Toronto-Dominion Bank, New York Branch, as Lender

By:	/s/ Lexanne Cooper
Name: Lexanne Cooper
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

TRALEE CLO II, LTD, as Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

TRALEE CLO III, LTD., as Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MARATHON CLO IX LTD., as a Lender
By: MARATHON ASSET MANAGEMENT, L.P.
as Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Marathon CLO VI, Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MARATHON CLO VII LTD., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Marathon CLO VIII Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

BMO Funds, Inc. - BMO Alternative Strategies Fund, as Lender
By: Sound Point Capital Management, LP as Sub-Adviser

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Cavello Bay Reinsurance Limited, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department, as Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program, as Lender BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Kaiser Foundation Hospitals, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Kaiser Permanente Group Trust, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Neuberger Berman Alternative Funds - Neuberger Berman Absolute Return Multi-Manager Fund, as Lender
By: Sound Point Capital Management, LP as Sub-Adviser

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Neuberger Berman Investment Funds Plc, as Lender
BY: Sound Point Capital Management, LP as Sub Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Principal Funds, Inc. - Global Multi-Strategy Fund, as Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Privilege Underwriters Reciprocal Exchange, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

PURE Insurance Company, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO III, Ltd, as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO IV, Ltd, as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO IX, Ltd., as Lender

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO V, Ltd., as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO VI, Ltd., as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO VII, Ltd., as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO VIII, Ltd., as Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO X, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO XI, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO XII, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO XIV, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point CLO XV, Ltd, as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point Credit Opportunities Master Fund, LP, as Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point Montauk Fund, L.P., as Lender
By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Sound Point Senior Floating Rate Master Fund, L.P., as Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MONROE CAPITAL CLO 2014-1, LTD, as Lender

By: Monroe Capital Management LLC, as Asset Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MONROE CAPITAL MML CLO 2016-1, LTD, as Lender

By: Monroe Capital Management LLC, as Collateral Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Kingsland VI, as Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Kingsland VII, as Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as Lender

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

BNY Mellon Global High Yield Bond Fund, as Lender by Alcentra NY, LLC the investment manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Collective Trust High Yield Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Global-Loan SV S.a r.l., as Lender Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Multi-Credit SV S.a.r.l., as Lender

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2013-III CLO, Ltd., as Lender
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2013-IV CLO, LTD, as Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2014-V CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2014-VI CLO, Ltd., as Lender
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2015-VII CLO, Ltd, as Lender
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2015-VIII CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2016-IX CLO, Ltd, as Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Shackleton 2017-X CLO, Ltd, as Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

US Loan SV S.a.r.l., as Lender

By:	/s/ Andrew Sieurin
Name: Andrew Sieurin
Title: Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2012-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2012-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-2, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-5, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-2, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-5, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-2 Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2016-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2017-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

IG Mackenzie Floating Rate Income Fund

Mackenzie Strategic Bond Fund

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Income Fund

Manulife Sentinel Income (33) Fund UT

Great-West Life Income Fund 6.06M

London Life Income Fund 2.26MF

Symmetry Canadian Bond Fund - 3864SLF

Mackenzie Canadian Growth Balanced Fund

Mackenzie Canadian Large Cap Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Great West Life Growth & Income Fund 6.05M

London Life Growth & Income Fund 2.27MF

Mackenzie Ivy Global Balanced Fund

Mackenzie Cundill Canadian Balanced Fund

Mackenzie Canadian Short Term Income Fund

Mackenzie Strategic Income Fund

IG Mackenzie Strategic Income Fund

Mackenzie Floating Rate Income Fund

Mackenzie Investment Grade Floating Rate Fund

Mackenzie Global Tactical Bond Fund

Mackenzie Global Strategic Income Fund

Mackenzie Unconstrained Fixed Income Fund

Mackenzie Global Tactical Investment Grade Bond Fund

Mackenzie USD Global Strategic Income Fund

Mackenzie USD Ultra Short Duration Income Fund

Mackenzie USD Global Tactical Bond Fund

Mackenzie Diversified Alternatives Fund

Mackenzie Core Plus Global Fixed Income ETF

Mackenzie Unconstrained Bond ETF

Mackenzie Floating Rate Income ETF

Mackenzie Core Plus Canadian Fixed Income ETF, as Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP, Investments

By:	/s/ Daniel Cooper
Name: Daniel Cooper
Title: VP, Investments

KKR Financial CLO 2013-2, Ltd., as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR Global Credit Opportunities Master Fund L.P. as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 9 LTD., as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 10 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 11 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 12 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 13 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Tactical Value SPN - Global Credit Opportunities L.P. as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Corporate Capital Trust II, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 14 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 15 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 16 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR CLO 17 Ltd, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Maryland State Retirement and Pension System, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

HMO Minnesota, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

BCBSM, Inc., as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR Financial CLO 2013-1, Ltd., as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

KKR Income Opportunities Fund, as Lender

By:	/s/ Jeffrey M. Smith
	Name:	Jeffrey M. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM Funding, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM Funding II, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM Funding III, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM Funding V, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM VI, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM VII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM VIII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM IX, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM XI, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM XII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM XIII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM XIV, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZLM XV, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

OZ Institutional Income Master Fund, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its investment manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name: Wayne Cohen
Title: Chief Operating Officer and President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

AGF Floating Rate Income Fund, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2013-1 LTD, as Lender
By:	Eaton Vance Management
as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2014-1 Ltd., as Lender
By:	Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2015-1 Ltd., as Lender
By:	Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

DaVinci Reinsurance Ltd., as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Senior Floating-Rate Trust, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating-Rate Income Trust, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Senior Income Trust, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Institutional Senior Loan Fund, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Limited Duration Income Fund, as Lender
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating Rate Portfolio, as Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

MET Investors Series Trust- Met/Eaton Vance Floating Rate Portfolio, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Florida Power & Light Company, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Pacific Select Fund- Floating Rate Loan Portfolio, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Columbia Funds Variable Series Trust II- Variable Portfolio-Eaton Vance Floating Rate Income Fund, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Renaissance Investment Holdings Ltd, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Senior Debt Portfolio, as Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

FRANKLIN CUSTODIAN FUNDS—FRANKLIN INCOME FUND, as Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

Ocean Trails CLO VI, as Lender
By:	Five Arrows Managers North America LLC as Asset Manager

/s/ Ryan White
	Name:	Ryan White
	Title:	Vice President
Ocean Trails CLO V, as Lender
By:	Five Arrows Managers North America LLC as Asset Manager

/s/ Ryan White
	Name:	Ryan White
	Title:	Vice President

Ocean Trails CLO IV, as Lender
By: Five Arrows Managers North America LLC as Asset Manager

/s/ Ryan White
Name:	Ryan White
Title:	Vice President

[Signature Page to First Amendment and Limited Waiver to GEE Credit Agreement]

ANNEX A

Schedule 1.01(A)

Existing Letters of Credit

L/C Reference Number	Company	Issuing Bank	Amount Available	Expiration Date
69602092	Global Eagle Entertainment Inc.	Citibank, N.A.	$250,000.00	2/28/2017
69603558	Global Eagle Entertainment Inc.	Citibank, N.A.	$34,178.40	7/30/2017
69604630	Global Eagle Entertainment Inc.	Citibank, N.A.	$105,000.00	8/14/2017
69605736	Global Eagle Entertainment Inc.	Citibank, N.A.	$680,935.16	1/6/2017
69605786	Global Eagle Entertainment Inc.	Citibank, N.A.	$89,794.95	4/7/2017
69606209	Global Eagle Entertainment Inc.	Citibank, N.A.	$1,652.40	5/17/2017
69606254	Global Eagle Entertainment Inc.	Citibank, N.A.	$21,195.36	1/7/2018
69606423	Global Eagle Entertainment Inc.	Citibank, N.A.	$200,000.00	7/31/2017
69606629	Global Eagle Entertainment Inc.	Citibank, N.A.	$200,000.00	12/27/2017
69607324	Global Eagle Entertainment Inc.	Citibank, N.A.	$32,728.08	9/15/2018
69608915	Global Eagle Entertainment Inc.	Citibank, N.A.	$1,739,876.00	9/4/2017